                                                                    Exhibit 99.2


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Scriptics Corporation:

We have audited the accompanying balance sheet of Scriptics Corporation (a California corporation) as of December 31, 1999, and the related statements of operations, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Scriptics Corporation as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has an accumulated deficit of approximately $4,300,000 which raises substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ ARTHUR ANDERSEN LLP

San Jose, California
March 21, 2000

                             Scriptics Corporation
                                 Balance Sheet


                                                                                              -----------------
                                                                                                 December 31,
                                     Assets                                                          1999
                                     ------                                                   -----------------
Current Assets:
 Cash and cash equivalents                                                                    $       3,286,661
 Accounts receivable, net of allowance
  for doubtful accounts of $36,321                                                                      337,168
 Prepaid expenses and other current assets                                                              146,562
                                                                                              -----------------
     Total current assets                                                                             3,770,391
                                                                                              -----------------

Property and Equipment, at cost:
 Furniture and equipment                                                                                526,688
 Software and computers                                                                                 103,447
                                                                                              -----------------
                                                                                                        630,135
 Less:  Accumulated depreciation and amortization                                                      (157,931)
                                                                                              -----------------
                                                                                                        472,204

Other Assets                                                                                            108,798
                                                                                              -----------------
     Total assets                                                                             $       4,351,393
                                                                                              =================

                      Liabilities and Shareholders' Equity
                      ------------------------------------

Current Liabilities:
 Long-term debt, current portion                                                              $         967,556
 Accounts payable                                                                                       146,422
 Accrued liabilities                                                                                    497,115
 Deferred revenue                                                                                       262,394
                                                                                              -----------------
     Total current liabilities                                                                        1,873,487

Long-term debt, net of current portion                                                                2,108,108
                                                                                              -----------------
     Total liabilities                                                                                3,981,595
                                                                                              -----------------

Commitments (Note 5)

Shareholders' Equity:
 Series A convertible preferred stock, no par value; aggregate liquidation preference of $1,060,000:
   Authorized--2,120,000 shares; Outstanding--2,120,000 shares                                        1,048,571
 Series B convertible preferred stock, no par value; aggregate liquidation preference of $3,510,620:
   Authorized--3,000,000 share; Outstanding--2,854,163 shares                                         3,464,902
 Common stock, no par value:
  Authorized--15,120,000 share; Outstanding--5,607,934 shares                                           194,484
 Notes receivable from shareholders                                                                     (56,000)
 Accumulated deficit                                                                                 (4,282,159)
                                                                                              -----------------
     Total shareholders' equity                                                                         369,798
                                                                                              -----------------
     Total liabilities and shareholders' equity                                               $       4,351,393
                                                                                              =================

The accompanying notes are an integral part of these financial statements.

                             Scriptics Corporation

                            Statement of Operations

                                                          ------------
                                                           Year Ended
                                                       December 31, 1999
                                                       -----------------
Revenue                                                   $  2,586,133

Cost of Revenue                                                851,193
                                                          ------------
     Gross profit                                            1,734,940

Operating Expenses:
 General and administrative                                  1,061,963
 Sales and marketing                                         2,376,758
 Research and development                                    2,038,197
                                                          ------------
     Loss from operations                                   (3,741,978)
                                                          ------------

Other Income (Expense):
 Interest expense                                               (9,865)
 Interest income                                               102,764
 Other expense                                                  (3,906)
                                                          ------------
     Total other income, net                                    88,993
                                                          ------------
Net Loss                                                  $ (3,652,985)
                                                          ============

The accompanying notes are an integral part of these financial statements.

SCRIPTICS CORPORATION

Statement of Shareholders' Equity
Year Ended December 31, 1999




                                                                                            Notes
                                    Series A            Series B                           Receiv-
                                  Convertible          Convertible                          able                    Total
                                Preferred Stock      Preferred Stock      Common Stock      From      Accumu-       Share-
                              ------------------- -------------------  -------------------  Share-     lated        holders'
                              Shares     Amount    Shares     Amount    Shares    Amount   holders    Deficit       Equity
                             --------- ---------- --------- ---------- --------- --------- --------  -----------  -----------
Balance at December 31, 1998 2,120,000 $1,048,571 2,854,163 $3,472,566 4,868,726 $  72,993 $(61,000) $  (629,174) $ 3,903,956

 Issuance costs related
  to Series B convertible
  preferred stock issued
  in 1998 ..................        --         --        --     (7,664)       --        --       --           --       (7,664)

 Issuance of common stock
  for cash and notes
  receivable upon exercise
  of stock options .........        --         --        --       --   1,455,208   203,891  (15,000)          --      188,891

 Issuance of common stock
  for services or product
  at $0.15 per share .......        --         --        --       --      37,500     5,625       --           --        5,625

 Issuance of common stock
  for cash in connection
  with loan agreement ......        --         --        --       --     163,000    24,450       --           --       24,450

 Repurchase of common stock         --         --        --       --    (916,500) (112,475)  12,500           --      (99,975)

 Payment of note receivable
  from shareholder .........        --         --        --       --          --        --    7,500           --        7,500

 Net loss ..................        --         --        --       --          --        --       --   (3,652,985)  (3,652,985)
                             --------- ---------- --------- ---------- --------- ---------  --------  -----------  -----------
Balance at December 31, 1999 2,120,000 $1,048,571 2,854,163 $3,464,902 5,607,934 $ 194,484 $(56,000) $(4,282,159) $   369,798
                             ========= ========== ========= ========== ========= ========= ========  ===========  ===========

The accompanying notes are an integral part of these financial statements.

                             Scriptics Corporation

                            Statement of Cash Flows

                                                                                 -----------------
                                                                                     Year Ended
                                                                                 December 31, 1999
Cash Flows from Operating Activities:                                            -----------------
 Net loss                                                                         $    (3,652,985)
 Adjustments to reconcile net loss to net cash used in operating activities:
   Depreciation and amortization                                                          121,464
   Provision for doubtful accounts                                                         31,321
   Noncash stock compensation for services rendered                                         5,625
   Changes in assets and liabilities:
     Accounts receivable                                                                 (183,448)
     Prepaid expenses and other current assets                                           (119,555)
     Other assets                                                                         (86,518)
     Accounts payable                                                                     113,277
     Accrued liabilities                                                                  420,822
     Deferred revenue                                                                      (2,270)
                                                                                  ---------------
      Net cash used in operating activities                                            (3,352,267)
                                                                                  ---------------

Cash Flows from Investing Activities:
 Purchase of property and equipment                                                      (430,541)
                                                                                  ---------------
Cash Flows from Financing Activities:
 Proceeds from long-term debt                                                           3,075,664
 Repayment of long-term debt                                                             (189,492)
 Issuance costs related to Series B convertible preferred stock issued in 1998             (7,664)
 Proceeds from issuance of common stock                                                   213,341
 Repurchase of common stock                                                               (99,975)
 Payment of shareholder receivable                                                          7,500
                                                                                  ---------------
      Net cash provided by financing activities                                         2,999,374
                                                                                  ---------------

Net Decrease in Cash and Cash Equivalents                                                (783,434)

Cash and Cash Equivalents at Beginning of Year                                          4,070,095
                                                                                  ---------------
Cash and Cash Equivalents at End of Year                                          $     3,286,661
                                                                                  ===============
Supplemental Disclosure of Cash Flow Information:
  Cash paid for interest                                                          $         9,865
                                                                                  ===============
  Issuance of notes receivable in exchange for common stock                       $        15,000
                                                                                  ===============



The accompanying notes are in integral part of these financial statements.

--------------------------------------------------------------------------------

Ajuba Solutions, Inc.

Notes to Financial Statements
December 31, 1999



1.   Organization
     ------------

Scriptics Corporation (the "Company") was incorporated in the state of California on January 8, 1998 and is a leading supplier of solutions for automating, managing and customizing high-value business-to-business relationships over the Internet. Their flagship product, Scriptics Connect, leverages the Internet and XML to connect an organization's applications directly to trading communities and to the business systems of partners. The Company also offers a full range of professional services to create complete business-to-business integration solutions.

The Company is subject to the risks and challenges associated with companies in a comparable stage of development, including: dependence on key individuals, competition from substitute products and from larger companies, successful marketing of its products and acceptance of its technology, successful development of product enhancements on a continuing basis and the need for adequate financing to support future growth.

As of December 31, 1999, the Company has suffered recurring losses from operations, has an accumulated deficit of approximately $4,300,000, net shareholders' equity of approximately $370,000, and working capital of approximately $1,900,000. However, management's current projections indicate that there will not be sufficient cash flow from operations to satisfy cash requirements throughout 2000. This factor raises substantial doubt about the Company's ability to continue as a going concern. Management is in the process of attempting to raise additional funding. However, there can be no assurance that they will be successful with such efforts or that any financing will be sufficient to meet the Company's working capital requirements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.   Significant Accounting Policies
     -------------------------------

Use of Estimates in the Preparation of Financial Statements
-----------------------------------------------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
-------------------------

For financial reporting purposes, the Company considers investments with original maturities of three months or less to be cash equivalents. Cash equivalents consist principally of money market accounts.

Concentration of Credit Risk
----------------------------

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of accounts receivable. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. Seven customers comprised approximately 62% of the accounts receivable balance at December 31, 1999.

Property and Equipment
----------------------

Property and equipment are stated at cost. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the assets of three to five years or the life of the lease, whichever is shorter.

Stock-Based Compensation
------------------------

In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 123, "Accounting for Stock-Based Compensation," the Company has elected to measure compensation cost for its plans using the intrinsic value method of accounting for stock issued to employees, in accordance with Accounting Principles Board Opinion 25. However, as required by SFAS No. 123, pro forma disclosure of net loss is reflected in the Notes to the Financial Statements (see Note 7) as if the fair value based method of accounting was adopted.

Comprehensive Income
--------------------

In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 was adopted by the Company upon inception, January 8, 1998. This standard defines comprehensive income as the changes in equity of an enterprise except those resulting from shareholder transactions. Comprehensive loss for the year ended December 31, 1999, approximated net loss.

Revenue Recognition
-------------------

The Company generates the following types of revenue:

License revenue. License revenue is earned under software license
---------------
agreements to end-users. Revenues from licenses to end users are recognized upon shipment of the software, provided collectability of the resulting receivable is probable, the fee is fixed or determinable and contract execution, if applicable, has occurred. If an acceptance period is required, revenues are recognized upon the earlier of customer acceptance or the expiration of the acceptance period.

Service revenue. Services consist of support arrangements and consulting
---------------
and training services. Support agreements generally call for the Company to provide technical support services and provide the customer with rights to updates to software. Revenue on support agreements is recognized ratably over the term of the support agreement. The Company provides consulting and training services to its customers; revenue from such services is recognized as the services are performed.

Software Development Costs
--------------------------

Capitalization of software development costs begins upon the establishment of technological feasibility of the product, which the Company defines as the development of a working model and further defines as the development of a beta version of the software. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs requires considerable judgment by management with respect to certain external factors, including, but not limited to, anticipated future gross product revenue, estimated economic life and changes in technology. Such costs are reported at the lower of unamortized cost or net realizable value. To date, internal software development costs that were eligible for capitalization have not been significant and the Company has charged all software development costs to research and development as incurred.


--------------------------------------------------------------------------------

3.   Long-term Debt
     --------------

In November 1999, the Company entered into a $3,000,000 loan and security agreement (the "Agreement") with a lender. Borrowings under the Agreement are collateralized by the Company's assets. The Company had $3,000,000 outstanding under the Agreement as of December 31, 1999. Borrowings bear a per annum rate of interest of 12.01%. Principal and interest payments are due monthly commencing on February 1, 2000 for 36 months. In connection with the Agreement, the lender purchased 156,000 shares of common stock at their current fair market value of $0.15 per share.

In November 1999, the Company entered into a $500,000 equipment revolving line of credit (the "Equipment Agreement") with the same lender as above. Borrowings under the Equipment Agreement are collateralized by the purchased equipment. The Company had $75,664 outstanding under the Equipment Agreement as of December 31, 1999. Borrowings bear interest at 5.00%. Principal and interest payments are due monthly commencing on January 1, 2000 for 36 months. The Company paid an initial loan fee of $15,000 that has been recorded as other assets on the accompanying balance sheet as the full amount may be refunded back to the Company contingent upon the level of borrowings against the line. In connection with the Equipment Agreement, the lender purchased 7,000 shares of common stock at their current fair market value of $0.15 per share.


4.   Income Taxes
     ------------

The net deferred income tax asset consists of the following as of December 31, 1999:

            Deferred income tax assets:
             Net operating loss carryforwards            $   1,692,617
             Tax credit carryforwards                          208,000
             Temporary differences                              21,263
                                                         -------------
                                                             1,921,880
            Deferred income tax liability:
             Temporary difference                               (9,489)
                                                         -------------
                                                             1,912,391
            Valuation allowance                             (1,912,391)
                                                         -------------
            Net deferred income tax asset                $          --
                                                         =============

Temporary differences consist of items currently deductible for financial reporting purposes, but not for tax purposes. These items are primarily reserves and accruals. As of December 31, 1999, the Company had net operating loss carryforwards for Federal and state income tax purposes of approximately $4,245,000 and $4,155,000, respectively, and tax credit carryforwards of approximately $114,000 and $94,000, respectively. The net operating loss and tax credit carryforwards expire on various dates through 2019. The Internal Revenue Service Code contains provisions which may limit the net operating loss and tax credit carryforwards to be used in any given year upon the occurrence of certain events, including a significant changes in ownership interest. A valuation allowance has been recorded for the entire deferred income tax asset as a result of uncertainties regarding the realization of the asset including the Company's short operating history and lack of taxable income.

--------------------------------------------------------------------------------

5.     Commitments
       -----------

The Company leases its facility under noncancellable operating lease agreements that expire in 2002 and 2004. Rent expense for the year ended December 31, 1999, under all operating leases was approximately $455,000, which is net of sublease income of approximately $89,000. Total minimum future lease payments under operating leases are as follows:

                      2000                        $   1,115,297
                      2001                            1,123,016
                      2002                            1,050,105
                      2003                              493,411
                      2004                               41,171
                                                  -------------
                                                  $   3,823,000
                                                  =============

6.     Convertible Preferred Stock
       ---------------------------

The Company is authorized to issue 2,120,000 shares of Series A convertible preferred stock ("Series A"), and 3,000,000 shares of Series B convertible preferred stock ("Series B"). Significant rights, restrictions and preferences of the Series A and Series B are as follows:

   . The holders of each outstanding share of Series A and Series B are entitled to receive annual, non-cumulative dividends of $0.05 and $0.12 per share, respectively, when and as declared by the Board of Directors. The holders of Series A and Series B will also be entitled to participate in dividends on common stock, when and if declared by the Board of Directors, based on the number of shares of common stock held on an as-if converted basis. No dividends on Series A, Series B, or common stock have been declared by the Board as of December 31, 1999.

   . In the event of a liquidation, dissolution or winding-up of the affairs of the Company, including a change in control, the holders of each share of Series A and Series B shall be entitled to receive $0.50, and $1.23 per share, respectively, adjusted for any combinations, consolidations, or stock distributions or dividends with respect to such shares and, in addition, an amount equal to all declared but unpaid dividends in preference to any distribution to the holders of the common stock. All remaining proceeds will be shared equally by the holders of the preferred and common stock on an as converted basis.

   . Each holder of Series A and Series B shares shall have voting rights equivalent to the number of common stock shares into which they are convertible.

   . Each share of Series A and Series B is convertible, at the option of the shareholder, into such number of shares of common stock as determined by dividing $0.50 and $1.23, respectively, by the conversion price at the time in effect for each share of preferred stock. The initial conversion price shall be $0.50 and $1.23 per share for Series A and Series B preferred stock, respectively. Each share shall automatically convert upon the closing date of a public offering of the Company's common stock for which the price per share is not less than $5.00 per share and the aggregate offering price is not less than $10,000,000.

7.     Common Stock
       ------------

As of December 31, 1999, the Company has issued an aggregate of 5,607,934 shares of common stock to employees, lenders, investors and consultants of the Company of which 1,629,209 are subject to repurchase rights at the option of the Company at $0.01 - $0.15 per share. The shares are repurchasable in the event of termination of employment, for any or no reason. Such repurchase rights lapse 25% on the first year anniversary of the vesting commencement date and 1/48th per month thereafter. These rights of repurchase will terminate on the effective date of an initial public offering or the closing date of a sale of assets or merger of the Company in which the shareholders receive securities of a buyer whose shares are publicly traded.

     Common Stock Reserved for Future Issuance
     -----------------------------------------

     As of December 31, 1999, the Company has reserved the following shares of common stock for issuance in connection with:

              Conversion of Series A preferred stock          2,120,000
              Conversion of Series B preferred stock          2,854,163
              1998 Stock Option Plan                          2,258,267
                                                              ---------
                       Total                                  7,232,430
                                                              =========

     1998 Stock Option Plan
     ----------------------

     In 1998, the Company established the 1998 Stock Option Plan (the "Plan") and authorized a total of 4,676,975 shares of common stock for issuance thereunder. Under the Plan, the Board of Directors may grant incentive and nonqualified stock options to purchase shares of the Company's common stock to employees and consultants of the Company. The exercise price per share for an option granted to employees and consultants owning stock representing more than 10% of the Company at the time of the grant cannot be less than 110% of the fair market value per share as determined by the Board of Directors on the date of the grant. Incentive and nonqualified stock options granted to all other persons shall be granted at a price no less than 100% and 85%, respectively, of the fair market value per share as determined by the Board of Directors on the date of grant. Options generally expire ten years after the date of grant and vest over a four year period. However, options may be exercisable immediately upon the holder entering into a restricted stock purchase agreement, which gives the Company the right to repurchase unvested shares at the original issuance price. Option activity under the Plan was as follows:

                                                                             Outstanding Options
                                                                        -----------------------------
                                                                                            Weighted
                                                           Shares                           Average
                                                         Available         Number of        Exercise
                                                         For Grant          Shares           Price
                                                         -----------      -----------       --------
               Outstanding at December 31, 1998           2,527,975          269,000           $0.05

                Granted                                  (1,877,900)       1,877,900           $0.15
                Exercised                                        --       (1,455,208)          $0.14
                Cancelled                                   142,292         (142,292)          $0.01
                Repurchase of unvested shares               916,500               --           $0.12
                                                         -----------      -----------       --------
               Outstanding at December 31, 1999           1,708,867          549,400           $0.15
                                                         ===========      ===========       ========


                                   Options Outstanding                                                   Options Exercisable
     -------------------------------------------------------------------------------------     -------------------------------------
                                               Weighted-
                        Number                 Average               Weighted-               Number              Weighted-
     Range of        Outstanding at            Remaining              Average             Exercisable             Average
     Exercise         December 31,            Contractual             Exercise             December 31,           Exercise
     Prices               1999                   Life                  Price                   1999                 Price
     --------        --------------        ------------------     -----------------     ------------------     --------------

         $0.15     517,000     9.49     $0.15    --       $0.15
         $0.20      32,400     9.89     $0.20    --       $0.20
                   -------                      ---
                   549,400                       --
                   =======                      ===

The weighted average fair value of options granted during 1999 was $0.03.

The Company applies Accounting Principles Board Opinion No. 25 in accounting for its stock option plans. Had the Company's stock option plans been accounted for under SFAS No. 123, net loss would have been adjusted to the following pro forma amount for the year ended December 31, 1999:

          Net loss:
           As reported                      $   (3,652,985)
                                            ===============
           Pro forma                        $   (3,666,725)
                                            ===============

For purposes of pro forma disclosures, the estimated fair value of the options is amortized over the options' vesting period. The effects of applying SFAS No. 123 on pro forma disclosures of net loss are not likely to be representative of the pro forma effects on net loss in future years.

8.  Notes Receivable from Shareholders
    ----------------------------------

During 1999, the Company issued 100,000 shares of common stock to an employee upon the exercise of options at a price of $0.15 per share for promissory notes receivable. These promissory notes are full recourse, subject to the option exercise agreements and are due and payable in 2004. Interest income is recognized as received.

9.  401(K) Plan
    -----------

The Company maintains a 401(k) retirement plan for full-time employees and may make discretionary contributions. No employer contributions were made during the current period.